UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2022

GREENBOX POS

(Exact name of registrant as specified in its charter)

Nevada	001-34294	22-3962936
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3131 Camino Del Rio North, Suite 1400

San Diego, CA 92108

(Address of principal executive offices)

(619) 631 8261

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GBOX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm.

Effective April 19, 2022, GreenBox POS (the “Company”) dismissed BF Borgers CPA, PC (“BF Borgers”) as the Company’s independent registered public accounting firm. The decision to dismiss BF Borgers was approved by the Company’s Audit Committee.

BF Borgers’ reports on the Company’s financial statements for the fiscal years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2021 and 2020 and the subsequent interim period through April 19, 2022, there were (i) no disagreements with BF Borgers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, which disagreements if not resolved to their satisfaction would have caused BF Borgers to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such periods, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K except for the material weaknesses identified in the 10-K for the year ended December 31, 2020 related to not being able to achieve adequate segregation of duties and not being able to provide for adequate reviewing of the financial statements.

The Company provided BF Borgers with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that BF Borgers furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of BF Borgers’ letter dated April 22, 2022, is filed as Exhibit 16.1 hereto.

(b)	Engagement of New Independent Registered Public Accounting Firm.

Effective April 19, 2022, the Company engaged Simon & Edward, LLP (“Simon & Edward”) as the Company’s new independent registered public accounting firm. Simon & Edward is an independent member of the BDO Alliance USA. The decision to engage Simon & Edward was approved by the Company’s Audit Committee.

During the two most recent fiscal years ended December 31, 2021 and 2020 and during the subsequent interim period from January 1, 2022 through April 19, 2022, neither the Company nor anyone on its behalf consulted Simon & Edward regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Simon & Edward concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(iv) and 304(a)(1)(v), respectively.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
16.1	Letter from BF Borgers CPA, PC, dated April 22, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENBOX POS

Dated: April 22, 2022	By:	/s/ Ben Errez
Ben Errez Executive Vice President and Chairman